SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K




                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                  June 21, 2002
                                  -------------
                Date of Report (Date of Earliest Event Reported)



                                EQUITY INNS, INC.
             (Exact Name of Registrant as Specified in Its Charter)



        Tennessee                        01-12073                62-1550848
----------------------------       ---------------------     -------------------
(State of Other Jurisdiction       (Commission File No.)      (I.R.S. Employer
       of Incorporation)                                     Identification No.)


                            7700 Wolf River Boulevard
                           Germantown, Tennessee 38138
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (901) 754-7774
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)





                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

99.1     --       Press release of Equity Inns, Inc. dated June 21, 2002


ITEM 9.           REGULATION FD DISCLOSURE

On June 21, 2002, Equity Inns, Inc. issued a press release, announcing that it was lowering its earnings guidance for the second quarter of its 2002 fiscal year.

A copy of such press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.


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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          EQUITY INNS, INC.



June 25, 2002                              /s/Donald H. Dempsey
                                           -------------------------------------
                                           Donald H. Dempsey
                                           Executive Vice President, Secretary,
                                           Treasurer and Chief Financial Officer

                                LIST OF EXHIBITS

99.1     --       Press release of Equity Inns, Inc. dated June 21, 2002